[GRAPHIC]	Annual Report December 31, 1999

Lexington Global and Domestic No-Load Mutual Funds

[GRAPHIC]	LEXINGTON
INTERNATIONAL
FUND, INC.

Investment Objective: Long-Term Growth of Capital

Lexington Funds
Providing Global SolutionSM	[LOGO] LEXINGTONSM

Dear Shareholders:

           We are pleased to report that the Lexington International Fund performed well on both an absolute and relative basis during 1999. The Lexington International Fund returned 47.85%* in 1999 while the average international fund, according to Lipper, Inc., advanced 40.80%. The unmanaged Morgan Stanley Capital International (EAFE) Index appreciated a strong 27.30% for the year. During the fourth quarter Lexington International Fund gained 27.01%* against a group average of 25.73% according to Lipper, Inc. The EAFE Index rose 16.99% due to the strong performance of large companies.

            Absolute performance was strong for the Lexington International Fund as well as most other international funds. Several countries and sectors provided spectacular returns. Led by Nokia, Finland gained 153% for the year. Other particularly large returns came from Sweden with an 80% gain, Japan at 62% and Hong Kong at 60%. The most important variable to investment success in 1999 was sector selection. Globally, stock performance was extremely narrow which explains the huge variation in performance among global funds. The strongest gains came from telecoms and electronics with a yearly return of 45% and 116% respectively. Conversely, utilities declined 13% and consumer goods fell 2%. The Lexington International Fund performed very well compared to other international funds. The primary reasons for the Fund’s strong performance was due to gains from technology and telecom holdings. Strong contributors to the portfolio came from stocks such as Nokia, Yahoo Japan, and Aegis, as well as many others. The Fund’s high exposure to strong performing markets such as Japan also played an important role in enhancing returns.

            Global economic activity is on the rise after being depressed by the Asian economic crisis. The U.S. economy continued to grow at a rapid rate of around 4%. European economies are also showing signs of life as a weak Euro and a strong U.S. economy has ignited manufacturing exports. European unemployment is on the decline while consumer confidence remains at healthy levels. The European region will probably enjoy growth in the 3% range for this year. The Asian economies are also on the mend although Japan is still struggling. The Japanese economy is saddled by huge government debt and rising unemployment, which continues to depress consumer spending. Rising global growth provides a good backdrop for corporate profits. In Europe, profits will be further enhanced by a weak currency and corporate restructuring. Japanese profitability should also be on the rise as cost cutting is gaining greater acceptance by Japanese managements. Technology is also playing a key role in expanding productivity. The internet is changing the way most, if not all, companies do business. Investment in technology and the internet in particular, is contributing to stronger growth and productivity in most economies. Opportunities for investment in Europe and Japan are particularly exciting for several reasons. First, as previously mentioned, the outlook for profit growth is positive. In Europe, the Euro has been quite weak and investors have an opportunity to buy a cheap currency through European equity investments. Restructuring in both Europe and Japan is leading to industry consolidation as well as a rising return on capital. Finally, an equity investment culture is only now taking hold. The Japanese hold the bulk of the world’s savings, which have been out of Japanese stocks for years. As Japan’s society ages and government debt piles up, individuals will have a greater need to provide for retirement. It is likely that more savings will be earmarked for equity investment in Japan particularly if Japanese managements continue to improve profits. The savings story is similar in Europe where equities have been under represented in individual portfolios. The long term outlook for global equities is very attractive. However, there are always important risk factors to consider.

           The greatest risk to global equities is the imbalance of the U.S. economy. U.S. economic growth is unsustainably strong. Inflation has been remarkably subdued due to several factors. A strong dollar has kept import prices down. Equally, the Asian economic crisis produced excess global capacity in many goods as demand slumped. Commodity prices, until recently, have been at depressed levels. Clearly technology has played an important role in advancing productivity, resulting in tame inflation. However, it is unlikely that technology alone explains such a low inflation rate at this point in the economic cycle. Some of the underpinning causes are now reversing. Global demand is accelerating, as are commodity prices. Inflation is a lagging indicator, so it may take more time to see a convincing rise in inflation. U.S. growth is being funded by foreign capital at an unprecedented rate. The trade and current account deficits are being funded by over $300 billion in foreign capital per year. These deficits are likely to persist if equity prices in the U.S. continue to rise. Consumers are feeling very confident as their stock holdings appreciate and they continue to spend. This spending requires more and more foreign capital to support. To keep foreign capital coming real interest may continue to rise to compete against other global investments. The U.S. dollar is also vulnerable, as a sharp fall would be one way the market could correct part of the trade deficit. However, a falling dollar could lead to higher inflation and a foreign exodus of U.S. assets. Interest rates have been rising globally. The U.S. Federal Reserve has increased short-term rates 75 basis points and another 25 basis point hike is expected in February 2000. Long rates have climbed even more sharply as the 30 year U.S. Treasury Bond now yields over 6.5%. Until consumer spending slows, the economy is likely to remain very strong. Unemployment is now at only 4.1%. It is at a dangerous level as it portends wage pressure. Interest rates are likely to rise until the U.S. economy slows. The economy isn’t likely to slow until the stock market suffers a sharp correction.

           A falling U.S. stock market will put downward pressure on European and Asian equities as well. European returns will likely be protected to a certain degree by a rising Euro. The growth sectors particularly telecoms and technology are likely to suffer the greatest declines in a correction due to excessive valuation in those sectors.

           The Lexington International Fund remains well diversified. Some growth stocks with huge gains have already been pared or sold outright to reduce the portfolios risk level. Recent additions have focused on some forgotten sectors such as utilities and cyclicals. Certainly, a sharp market correction will result in a decline in the Fund’s value. However, by rotating into unloved sectors, declines should be less than average for the category. Technology remains an exciting theme for the long-term and a healthy technology weighting will remain to avoid market timing mistakes. A sharp correction may create a great opportunity to add to technology at much reduced prices.

           We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com.

Sincerely,

/s/ RICHARD T. SALER Richard T. Saler Portfolio Manager February, 2000	/s/ ROBERT DEMICHELE Robert M. DeMichele President February, 2000

            Comparison of change in value of a $10,000 investment in
                     Lexington International Fund, Inc. and
        the unmanaged Morgan Stanley Capital International (EAFE) Index

                                  [LINE GRAPH]

------------------------------------------------------
                 Lexington          Morgan Stanley
               International     Capital International
Date              Fund              (EAFE) Index
------------------------------------------------------
  1/3/94            $10,000           $10,000
12/31/94            $10,587           $10,806
12/31/95            $11,198           $12,054
12/31/96            $12,717           $12,821
12/31/97            $12,922           $13,085
12/31/98            $15,380           $15,745
12/31/99            $22,739           $20,043
------------------------------------------------------

                     Average Annual Standard Total Returns
                         for the Period Ending 12/31/99

-----------------------------------------------------------------
                            Lexington          Morgan Stanley
                          International     Capital International
Annualized Returns           Fund              (EAFE) Index
-----------------------------------------------------------------
1 YR                        47.85%                27.30%
5 YR                        16.52%                13.15%
Since Inception 1/3/94      14.69%                12.30%

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the unmanaged Morgan Stanley
Capital Investment (EAFE) Index. Results for the Fund and the Morgan Stanley
Capital International (EAFE) Index include the reinvestment of all dividend and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

*
47.85%, 16.52% and 14.69% are the one, five and since commencement (01/03/94) average annual standard total returns, respectively, for the period ended December 31, 1999. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return represents past performance and is not predictive of future results. International investing has special risks, including currency fluctuation and political instability. There is no guarantee that the Fund can achieve its objective.

All country and regional returns are from the corresponding Morgan Stanley Capital International Indices. Returns are dollar based with all dividends reinvested.

                       Lexington International Fund, Inc.
                   Portfolio Summary as of December 31, 1999

                                  [PIE CHART]

Asset Allocation

Common Stocks                                                    90.6%
Cash & Cash Equivalents                                           5.6%
Government Obligations                                            3.0%
Preferred Stocks                                                  0.8%

                                  [BAR GRAPH]

Top Country Holdings

Japan                                                            18.5%
United Kingdom                                                   13.4%
France                                                           11.6%
Germany                                                           7.6%
Switzerland                                                       6.7%
Lexington International Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999

Number of Shares	Security	Value (Note 1)

	COMMON STOCKS: 90.6%

	Australia: 1.8%
19,800	Broken Hill Proprietary Company, Ltd.	$ 259,131
63,900	Foster’s Brewing Group, Ltd.	182,719

		441,850

	Austria: 2.0%
6,300	Boehler - Uddeholm AG	289,204
2,900	Cybertron Telekom AG [1]	223,814

		513,018

	Canada: 1.9%
15,900	Canada Life Financial Corporation [1,2]	244,856
8,900	Imax Corporation [1]	243,916

		488,772

	Denmark: 2.5%
2,600	Novo Nordisk A/S “B ”	343,196
3,800	Tele Danmark A/S	280,995

		624,191

	Finland: 2.3%
3,200	Nokia Oyj	577,325

	France: 11.6%
2,030	Axa	281,598
1,400	Cap Gemini SA	353,612
1,000	FI System [1]	302,695
1,000	France Telecom SA	131,602
2,400	Rexel SA	212,889
7,200	Schlumberger, Ltd. - NY Shares	405,000
1,300	Sidel SA	133,557
920	Societe Generale [1]	213,009
3,344	Total Fina SA	231,572
1,394	Transocean Sedco Forex, Inc. [1]	46,958
7,000	Usinor Sacilor SA	130,850
5,440	Vivendi	488,818

		2,932,160

	Germany: 5.9%
3,451	Aventis SA	199,227
1,700	CE Consumer Electronic AG	218,101
5,400	Commerbank AG	197,283
4,511	Deutsche Bank AG	379,118
5,200	Dresdner Bank AG	281,446
940	Mannesmann AG	227,061

		1,502,236

Number of Shares	Security	Value (Note 1)

	Hong Kong: 2.4%
226,000	Mandarin Oriental International, Ltd.	$ 158,200
1,000,000	Moulin International Holding, Ltd.	96,481
410,000	South China Morning Post (Holdings), Ltd.	353,379

		608,060

	Ireland: 2.9%
182,500	Jefferson Smurfit Group	548,760
17,050	Ryanair Holdings plc [1]	181,146

		729,906

	Israel: 0.8%
2,900	Teva Pharmaceutical Industries, Ltd. (ADR)	207,622

	Italy: 3.2%
31,000	Banca Fideuram Spa	365,399
50,000	Enel Spa [1]	208,479
17,000	Mediolanum Spa	221,508

		795,386

	Japan: 18.5%
1,430	Aucnet, Inc.	85,642
68,000	Bunka Shutter Company, Ltd.	146,158
3,900	CAC Corporation	158,126
45,000	Daifuku Company, Ltd.	259,391
29,000	Daiwa House Industry Company, Ltd.	215,329
4,000	Hoya Corporation	314,591
2,000	Internet Initiative Japan, Inc. (ADR) [1]	194,250
1,000	Jafco Company, Ltd.	356,602
70	Japan Telecom Company, Ltd.	280,397
28,000	Maeda Corporation	82,341
10,000	NEC Corporation	237,897
130	Nippon Telegraph & Telephone Corporation	222,265
4,800	Nissin Company, Ltd.	196,961
90	NTT Mobile Communications Network, Inc.	345,562
4,000	Pasona Softbank, Inc.	317,327
9,200	Rinnai Corporation	170,778
2,100	Sony Corporation	621,660
19,000	The Fuji Bank, Ltd.	184,329
31,000	Toto, Ltd.	187,172
25,000	Yamato Kogyo Company, Ltd.	112,598

		4,689,376

Lexington International Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999 (continued)

Number of Shares	Security	Value (Note 1)

	COMMON STOCKS (continued):

	Mexico: 0.5%
1,200	Telefonos de Mexico (ADR)	$ 135,000

	Netherlands: 4.3%
8,500	ABN AMRO Holding NV	211,285
3,100	Koninklijke (Royal) Philips Electronics NV	419,463
2,200	Randstad Holding NV	105,402
8,400	Unique International NV	172,596
5,200	Versatel Telecom International NV [1]	182,419

		1,091,165

	Norway: 1.1%
2,800	NetCom ASA	139,353
8,300	Petroleum Geo-Services ASA [1]	147,676

		287,029

	Portugal: 1.5%
13,501	EDP-Electricidade de Portugal S.A.	234,511
12,000	Portugal Telecom S.A.	130,981

		365,492

	Spain: 1.4%
6,271	Mapfre Vida Seguros	143,936
3,200	Sogecable S.A. [1]	203,347

		347,283

	Sweden: 4.2%
2,600	Adera AB [1]	193,257
9,600	Europolitan Holdings AB	168,558
2,300	Framtidsfabriken AB [1]	414,607
82,762	Swedish Match AB	287,724

		1,064,146

	Switzerland: 6.7%
1,150	Charles Voegele Holding AG [1]	205,468
168	ESEC Holding AG [1]	311,707
186	Nestle AG	338,946
341	Novartis AG	498,058
17	Roche Holding AG	200,721
540	UBS AG	145,059

		1,699,959

Number of Shares or Principal Amount	Security	Value (Note 1)

	Turkey: 1.7%
14,432,000	Akbank T.A.S.	$ 425,888

	United Kingdom: 13.4%
142,100	Aegis Group plc	515,301
5,200	Barclays plc	149,346
11,500	British Telecommunications plc	280,428
36,000	Cadbury Schweppes plc	216,999
12,600	Capita Group plc [1]	229,474
5,100	Colt Telecom Group plc [1]	260,481
117,000	Corus Group plc	303,596
4,700	Energis plc [1]	225,280
7,500	Glaxo Wellcome plc	211,536
11,700	Lloyds TSB Group plc	146,047
13,200	PizzaExpress plc	154,984
16,700	Provident Financial plc	188,408
37,300	Regent Inns plc	93,782
12,560	Rio Tinto plc	302,632
18,700	Thus plc [1]	116,938

		3,395,232

	TOTAL COMMON STOCKS (cost $17,952,198)	22,921,096

	PREFERRED STOCK: 0.8%

	Germany: 0.8%
5,730	Rhoen-Klinikum AG (cost $198,042)	203,309

	GOVERNMENT OBLIGATIONS: 3.0%

	Germany: 1.7%
492,000*	Bundesbank Deutschland Republic Bond, 3.75% due 01/04/09	438,789

	United States: 1.3%
$1,479,000	U.S. Strip Bond, 0.00%, due 05/15/23	314,283

	TOTAL GOVERNMENT OBLIGATIONS (cost $945,202)	753,072

5
Lexington International Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999 (continued)

Principal Amount	Security	Value (Note 1)

	SHORT-TERM INVESTMENT: 7.7%
	U.S. GOVERNMENT OBLIGATION: 7.7%
$2,000,000	U.S. Treasury Bills, 5.57%, due 06/22/00 (cost $1,948,580)	$ 1,948,035

	TOTAL INVESTMENTS: 102.1% (cost $21,044,022†) (Note 1)	25,825,512
	Liabilities in excess of other assets: (2.1)%	(521,314)

	TOTAL NET ASSETS: 100.0% (equivalent to $13.45 per share on 1,881,175 shares outstanding)	$25,304,198

*	Principal amount represents local currency.

[1]	Non-income producing security.

[2]	Illiquid and restricted security (Note 7).

ADR - American Depository Receipt.

†	Aggregate cost for Federal income tax purposes is $21,061,832.

At December 31, 1999, the composition of the Fund’s net assets by industry concentration was as follows:

Aerospace/Engineering	1.0%
Banking	8.1
Capital Equipment	2.7
Construction & Housing	1.1
Consumer Durable Goods	5.0
Consumer Non-durable Goods	4.1
Electrical & Electronics	9.8
Energy Sources	4.5
Financial Services	9.1
Health & Personal Care	7.0
Materials	9.2%
Merchandising	0.3
Multi-Industry	0.8
Services	15.7
Telecommunications	12.3
Transportation	0.7
Government Obligations	10.7
Other liabilities	(2.1)

Total Net Assets	100.0%

The Notes to Financial Statements are an integral part of this statement.

Lexington International Fund, Inc.
Statement of Assets and Liabilities
December 31, 1999

Assets

Investments, at value (cost $21,044,022) (Note 1)	$25,825,512

Cash	660,759

Receivable for shares sold	62,953

Dividends and interest receivable	39,999

Total Assets	26,589,223

Liabilities

Due to Lexington Management Corporation (Note 2)	20,975

Payable for shares redeemed	48,035

Distributions payable	1,139,620

Accrued expenses	76,395

Total Liabilities	1,285,025

Net Assets (equivalent to $13.45 per share on 1,881,175 shares outstanding) (Note 4)	$25,304,198

Net Assets consist of:

Capital stock — authorized 1,000,000,000 shares, $.001 par value per share	$ 1,881

Additional paid-in capital (Note 1)	18,699,865

Undistributed net investment income (Note 1)	220,248

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	1,602,590

Unrealized appreciation of investments and foreign currency translation of other assets and liabilities	4,779,614

Total Net Assets	$25,304,198

Lexington International Fund, Inc.
Statement of Operations
Year ended December 31, 1999

Investment Income

Dividends	$ 351,390
Interest	86,308

	437,698
Less: foreign tax expense	40,343

Total investment income		$ 397,355

Expenses

Investment advisory fee (Note 2)	224,416
Custodian expenses	39,061
Transfer agent and shareholder servicing expenses (Note 2)	32,485
Professional fees	30,200
Distribution expenses (Note 3)	17,424
Printing and mailing expenses	25,911
Directors’ fees and expenses	17,379
Accounting expenses (Note 2)	19,567
Registration fees	11,513
Computer processing fees	9,917
Other expenses	16,382

Total expenses		444,255

Net investment loss		(46,900)

Realized and Unrealized Gain (Loss) on Investments (Note 5)
Net realized gain (loss) on:
Investments	6,827,590
Foreign currency transactions	(107,950)

Net realized gain		6,719,640
Net change in unrealized appreciation of:
Investments	2,278,767
Foreign currency translation of other assets and liabilities	161,950

Net change in unrealized appreciation		2,440,717

Net realized and unrealized gain		9,160,357

Increase in Net Assets Resulting from Operations		$9,113,457

The Notes to Financial Statements are an integral part of these statements.
7
Lexington International Fund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1999 and 1998

	1999	1998
Operations:
Net investment income (loss)	$ (46,900)	$ 75,759
Net realized gain from investments and foreign currency transactions	6,719,640	1,374,765
Net change in unrealized appreciation of investments and foreign currency translation	2,440,717	2,145,676

Net increase in net assets resulting from operations	9,113,457	3,596,200

Distributions to Shareholders: (Note 1)
Distributions to shareholders from net investment income	(46,770)	(116,960)
Distributions to shareholders from net realized gains from security transactions	(5,598,256)	(695,462)

Decrease in net assets from distributions	(5,645,026)	(812,422)

Capital Share Transactions: (Note 4)
Proceeds from sale of shares	5,619,698	11,440,387
Reinvested dividends	4,382,040	669,485
Cost of shares redeemed	(12,165,686)	(10,843,052)

Net increase (decrease) in net assets from capital share transactions	(2,163,948)	1,266,820

Net increase in net assets	1,304,483	4,050,598

Net Assets:
Beginning of period	23,999,715	19,949,117

End of period (including undistributed net investment income of $220,248 and $154,188 in 1999 and 1998, respectively) (Note 1)	$25,304,198	$23,999,715

The Notes to Financial Statements are an integral part of these statements.
8

Lexington International Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998

1. Significant Accounting Policies

Lexington International Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term growth of capital through investment in common stocks and equivalents of companies domiciled in foreign countries. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

            Investments     Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund’s Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

            Foreign Currency Transactions    Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund’s commitments under forward foreign currency contracts entered into with respect to position hedges.

            Federal Income Taxes    It is the Fund ’s policy to comply with the requirements of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

            Distributions    Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund’s capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

            Use of Estimates    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation (“LMC”) at an annual rate of 1.00% of the Fund’s average daily net assets. For 1999, LMC has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions, 12b-1 fees, and extraordinary expenses but including management fees and operating expenses) to an annual rate of 2.50% of the Fund’s average daily net assets. No reimbursement was required for the year ended December 31, 1999.
Lexington International Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

2. Investment Advisory Fee and Other Transactions with Affiliate (continued)

The Fund reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $40,919 which are incurred by the Fund, but paid by LMC.

3. Distribution Plan

The Fund has a Distribution Plan (the “Plan”) which allows payments to finance activities associated with the distribution of the Fund ’s shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. (“LFD”), the Fund’s distributor, in amounts not exceeding 0.25% per annum of the Fund’s average daily net assets. Total distribution expenses for the year ended December 31, 1999, were $17,424 and are set forth in the statement of operations.

4. Capital Stock

Transactions in capital stock were as follows:

	Year ended
	December 31, 1999		December 31, 1998
	Shares	Amount	Shares	Amount
Shares sold	416,856	$ 5,619,698	1,005,127	$11,440,387
Shares issued on reinvestment of dividends	329,564	4,382,040	58,468	669,485

	746,420	10,001,738	1,063,595	12,109,872
Shares redeemed	(933,028)	(12,165,686)	(970,855)	(10,843,052)

Net increase (decrease)	(186,608)	$ (2,163,948)	92,740	$ 1,266,820

5. Investment Transactions

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1999, excluding short-term securities, were $30,993,921 and $39,153,474 respectively.

At December 31, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $5,936,761 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,173,081.

6. Investment and Concentration Risks

The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

7. Restricted Security

The following security was purchased under Rule 144A of the Securities Act of 1933 and unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors. The Fund currently limits investment in restricted securities to 15% of the Fund ’s net assets, at market value at the time of purchase.

Security	Acquisition Date	Shares	Market Value	Percent of Net Assets
Canada Life Financial Corporation	10/28/99	15,900	$244,856	0.97%

Lexington International Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

8. Tax Information (unaudited)

The following tax information represents the designation of various tax benefits relating to the year ended December 31, 1999:

Net foreign source income received by the Fund from sources within foreign countries and possessions of the United States was $0.2102 per share (representing a total $329,832). The total amount of “qualifying” taxes paid by the Fund to such countries was $0.0257 per share (representing a total of $40,304).

The Fund designates $1,444,646, whether taken in shares or cash, as 20% long-term capital gain distributions.

The percentage of income distributions paid by the Fund derived from agency and direct obligations of the United States government were as follows:

U.S. Treasury	0.54%
Federal Home Loan Bank	0.02
Federal Home Loan Mortgage Corporation	0.07

Lexington International Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

	Year ended December 31,
	1999	1998	1997	1996	1995
Net asset value, beginning of period	$11.61	$10.10	$10.86	$10.60	$10.37

Income from investment operations:
Net investment income (loss)	(0.01)	0.17	0.07	(0.02)	(0.01)
Net realized and unrealized gain on investments and foreign currencies	5.46	1.74	0.10	1.45	0.61

Total income from investment operations	5.45	1.91	0.17	1.43	0.60

Less distributions:
Dividends from net investment income	(0.03)	(0.06)	(0.13)	(0.20)	—
Dividends in excess of net investment income (temporary book-tax difference)	—	—	—	—	(0.35)
Distributions from net realized gains	(3.58)	(0.34)	(0.80)	(0.97)	(0.02)

Total distributions	(3.61)	(0.40)	(0.93)	(1.17)	(0.37)

Net asset value, end of period	$13.45	$11.61	$10.10	$10.86	$10.60

Total return	47.85%	19.02%	1.61%	13.57%	5.77%

Ratio to average net assets:
Expenses, before reimbursement	1.98%	2.25%	2.15%	2.45%	2.46%
Expenses, net of reimbursement	1.98%	1.75%	1.75%	2.45%	2.46%
Net investment income (loss), before reimbursement	(0.21)%	(0.16)%	0.13%	(0.39)%	(0.12)%
Net investment income (loss)	(0.21)%	0.35%	0.53%	(0.39)%	(0.12)%
Portfolio turnover rate	143.82%	143.67%	122.56%	113.55%	137.72%
Net assets, end of period (000’s omitted)	$25,304	$24,000	$19,949	$18,891	$17,855

Independent Auditors’ Report

The Board of Directors and Shareholders
Lexington International Fund, Inc.:

           We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington International Fund, Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington International Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG LLP

New York, New York
February 7, 2000

Lexington®

Mutual Funds

Global • International

Lexington Global Corporate Leaders Fund seeks long-term growth of capital primarily through investment in a diversified portfolio of blue chip securities domiciled in foreign countries and the U.S. that represent "corporate leaders" in their respective industries.

Lexington International Fund seeks long- term growth of capital through investment in common stocks of companies domiciled in foreign countries.

Lexington Worldwide Emerging Markets Fund seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

Lexington Troika Dialog Russia Fund seeks long-term capital appreciation through investment primarily in the equity securities of Russian companies.

Lexington Small Cap Asia Growth Fund seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

Lexington Global Technology Fund seeks long-term growth of capital. The Fund is designed to provide investors with a simple way to invest in technology and information infrastructure companies located throughout the world.

Lexington Global Income Fund seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

Domestic •

Lexington Corporate Leaders Trust Fund seeks long-term capital growth and income. Portfolio assets are invested primarily in an equal number of shares of an established list of American "blue- chip" corporations.

Lexington Growth and Income Fund seeks long-term appreciation of capital through investment in the common stocks of large, ably managed and well financed companies.

Lexington GNMA Income Fund seeks a high level of current monthly income through investment in mortgage-backed GNMACertificates that are guaranteed as to the timely payment of principal and interest by the U.S. Government.

Lexington Money Market Trust seeks current income from short-term investments as is consistent with preservation of capital and liquidity.

Precious Metals •

Lexington Goldfund seeks capital appreciation by providing a careful mix of gold bullion and gold mining shares with assets diversified throughout the world.

Lexington Silver Fund seeks long-term growth of capital by investing in established silver-related companies throughout the world.

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LEXINGTON INTERNATIONAL FUND, INC.

Investment Adviser
Lexington Management Corporation
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

Distributor
Lexington Funds Distributor, Inc.
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

www.lexingtonfunds.com	All Shareholder requests for services of
any kind should be sent to:

Transfer Agent
State Street Bank and Trust Company
c/o National Financial Data Services
330 West Ninth Street
Kansas City, Missouri 64105

Or call Lexington Shareholder
Services at: 1-800-526-0056

LEXLINE 800-526-0052

24-hour toll-free telephone access
to your Lexington Fund account(s)
where you can obtain the
following:

  Price/Yield
  Account Balances
  Exchanges
  Last Transactions
  Total Return
  Duplicate Statements

This report has been prepared for the information of the shareholders of Lexington International Fund, Inc.and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX284-AR12/99

The Lexington Funds Park 80 West - Plaza Two Saddle Brook, New Jersey 07663	PRSRT STD U.S. Postage Paid Lexington Management Corp